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                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David A. Carlson
                                Stephen T. Joyce
                                Glenn D. Lammey
                                Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                John C. Walters
                              Lizabeth H. Zlatkus
                             David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David A. Carlson                                  Dated as of February 1, 2007
       ----------------------------------------------------
       David A. Carlson
By:    /s/ Stephen T. Joyce                                  Dated as of February 1, 2007
       ----------------------------------------------------
       Stephen T. Joyce
By:    /s/ Glenn D. Lammey                                   Dated as of February 1, 2007
       ----------------------------------------------------
       Glenn D. Lammey
By:    /s/ Thomas M. Marra                                   Dated as of February 1, 2007
       ----------------------------------------------------
       Thomas M. Marra
By:    /s/ Ernest M. McNeill, Jr.                            Dated as of February 1, 2007
       ----------------------------------------------------
       Ernest M. McNeill, Jr.
By:    /s/ John C. Walters                                   Dated as of February 1, 2007
       ----------------------------------------------------
       John C. Walters
By:    /s/ Lizabeth H. Zlatkus                               Dated as of February 1, 2007
       ----------------------------------------------------
       Lizabeth H. Zlatkus
By:    /s/ David M. Znamierowski                             Dated as of February 1, 2007
       ----------------------------------------------------
       David M. Znamierowski


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                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 1, 2007
Filed on Form N-6
File Numbers:

333-131135
333-50280
333-94617
333-88261
33-89990
33-53692
333-07465
333-109529
333-109530
333-110550
333-127379
333-36203
33-83654
333-36329
33-83656
333-52645
333-00245